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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 3, 1999 relating to the financial statements of Ling Electronics, Inc. and Subsidiary, which appears in SatCon Technology Corporation's Current Report on Form 8-K/A, dated October 21, 1999.

                                        /s/ PricewaterhouseCoopers LLP
                                        PricewaterhouseCoopers LLP

Albany, New York
August 14, 2000